EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Mark K. Mason, the Chief Executive Officer of HomeStreet, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.
The Annual Report on Form 10-K for the year ended December 31, 2018 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 6, 2019	By:	/s/ Mark K. Mason
Mark K. Mason
President and Chief Executive Officer

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Mark R. Ruh, the Chief Financial Officer of HomeStreet, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.
The Annual Report on Form 10-K for the period ended December 31, 2018 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 6, 2019	By:	/s/ Mark R. Ruh
Mark R. Ruh
Executive Vice President, Chief Financial Officer and Principal Accounting Officer